Filed pursuant to Rule 497(e)

File Nos. 333-249784 and 811-23615

PERPETUAL AMERICAS FUNDS TRUST

Trillium ESG Small/Mid Cap Fund

Trillium ESG Global Equity Fund

(together, the “Funds”)

Supplement dated October 13, 2026 to the Statement of Additional Information (“SAI”)

dated February 1, 2026, as amended

Effective October 13, 2026, monthly holdings for each Fund will be available on the Funds’ website at http://connect.rightprospectus.com/Trillium. Accordingly, effective October 13, 2026, the paragraph under “DISCLOSURE OF PORTFOLIO HOLDINGS – Trillium Funds” beginning on page 74 of the Funds’ SAI is deleted in its entirety and replaced with the following:

Disclosure of the Trillium Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Funds shareholders and in the quarterly holdings report on Part F of Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter. These reports will be available, free of charge, on the EDGAR database on the SEC’s website at http://www.sec.gov. In addition, the Trillium Funds will also disclose their complete holdings at http://connect.rightprospectus.com/Trillium generally within 30 days after each month-end. The month-end holdings for the Funds will remain posted until updated the following month-end. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or one day after it is first published on the Funds’ website. In addition, a Trillium Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

This Supplement should be retained for future reference.